AMENDMENT TO

PURCHASE AND SALE AGREEMENT

THIS AMENDMENT TO PURCHASE AND SALE AGREEMENT (this "Amendment") is made as of this 1st day of December, 2010, by and among ARCPA PROPERTIES LLC, a Delaware limited liability company (collectively "Seller"), and UMH PROPERTIES, INC., a Maryland corporation ("Buyer").

WHEREAS, Seller and Buyer are parties to that certain Purchase and Sale Agreement dated as of October 31, 2010 (the "Agreement"), pursuant to which Seller agreed to sell and Buyer agreed to purchase the Property described therein.

WHEREAS, the parties desire to make certain amendments to the terms and provisions of the Agreement as hereinafter set forth.

NOW THEREFORE, for and in consideration of the recitals set forth above and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.

Recitals Incorporated; Certain Defined Terms.  The recitals set forth above are incorporated into this Amendment and shall be deemed terms and provisions hereof, the same as if fully set forth in this Section 1.  All capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the Agreement.

2.

Deposit Money.  On or before December 2, 2010, Buyer shall deposit with Escrow Agent the additional $300,000.00 of the Deposit (resulting in an aggregate Deposit of $500,000.00) to be held and disbursed in accordance with Article 12 of the Agreement.

3.

Title Defects.  Seller acknowledges receipt of Buyer’s November 23, 2010 e-mail to Valerie Curie at First American listing Buyer’s Title Objections.  Buyer agrees that Seller shall have until December 5, 2010 within which to provide Seller’s notification of whether Seller elects to remove the Title Objections.  Buyer and Seller agree that Buyer retains its rights to terminate the Agreement as provided in the last sentence of Section 3.1.1 of the Agreement.

4.

Limited Extension of Due Diligence.  Buyer hereby waives its right to terminate the Agreement pursuant to Article 4 of the Agreement.  Buyer certifies that it has engaged EMG to prepare updates (the “Updates”) of the Phase 1 Environmental Site Assessments described on Appendix 2 attached hereto (the “Existing Reports”).  Buyer covenants to use reasonable efforts to ensure that the Updates are completed and delivered on or before December 10, 2010.  Notwithstanding the first sentence of this Section 4, if Buyer is not reasonably satisfied with the Updates or the Updates are not delivered to Buyer on or before December 10, 2010, Buyer may terminate the Agreement in its entirety by written notice to Seller given in accordance with the provisions of Section 13.9 of the Agreement at any time prior to 5:00 p.m. Central Time on December 10, 2010, and, in the event of such termination, neither Seller nor Buyer shall have any liability under the Agreement except for those obligations which expressly survive the termination of the Agreement, and Buyer shall be entitled to the return of the Deposit.  Buyer acknowledges and agrees that, (i) unless the Updates reflect one or more material issues or concerns related to the Property that are not reflected in the Existing Reports, or (ii) if Buyer

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receives verbal confirmation from EMG that the Updates when issued will not reflect any material issues or concerns related to the Property that are not reflected in the Existing Reports (and a commitment from EMG that written Updates consistent with the foregoing will be delivered to Buyer prior to Closing), then, in the case of clause (i) or (ii) above, Buyer shall be deemed to be satisfied with the Updates and Buyer shall be deemed to have waived its rights to terminate the Agreement in accordance with this Section 4.  In addition, if Buyer fails to terminate the Agreement prior to 5:00 p.m. Central Time on December 10, 2010, Buyer shall be deemed to have waived its rights to terminate the Agreement in accordance with this Section 4.

5.

Seller’s Representations.  Section 8.2 of the Agreement is modified to add a new Seller representation as Section 8.2.8 immediately following current Section 8.2.7, which new Section 8.2.8 reads as follows:

“8.2.8

Repurchase Obligation Agreement.  The “Repurchase Price” and the “Buyback %” reflected on Exhibit B to the form of Repurchase Obligation Agreement attached hereto as Appendix 1 reflect the same amounts and percentages, respectively, to which Seller would be subject under the 21st Agreements if Seller were subject to a Repossession Purchase Obligation under the 21st Agreements”.

In addition, Appendix 1 attached hereto is hereby added to the end of the Agreement as Appendix 1 and any references in the Agreement, as modified by this Amendment, to Appendix 1 shall mean Appendix 1 attached hereto.

6.

Recourse Notes.  Buyer and Seller agree that this Amendment shall also serve as an Assumption Notice under Section 5.8 of the Agreement and Buyer and Seller agree that, subject to delivery at Closing by 21st of a Repurchase Obligation Agreement in the form attached to this Amendment as Appendix 1 and a release of Seller and its affiliates of the obligations assumed by Buyer in the Repurchase Obligation Agreement, (i) Seller and Buyer shall execute and deliver counterparts of the Repurchase Obligation Agreement in the form attached as Appendix 1, (ii) Seller shall provide a credit to Buyer against the Purchase Price at Closing in the amount of $750,000, and (iii) Seller shall not have any obligation to assign the Recourse Notes to Buyer at Closing.

7.

Effect of Amendment.  This Amendment modifies and amends the Agreement and the terms and provisions hereof shall supersede and control over any contrary or conflicting terms and provisions set forth in the Agreement.  The Agreement, as amended by this Amendment, is in full force and effect.

8.

Counterparts.  This Amendment may be executed in multiple counterparts, each of which, when assembled to include an original signature for each party contemplated to sign this Amendment, will constitute a complete and fully executed original.  All such fully executed original counterparts will collectively constitute a single agreement.  Each counterpart may be delivered by facsimile transmission.

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IN WITNESS WHEREOF, Seller and Buyer have respectively executed this Amendment to be effective as of the date first above written.

SELLER: ARCPA PROPERTIES LLC, a Delaware limited liability company By: _________________________________ Orrin Shifrin, Secretary
BUYER: UMH PROPERTIES, INC., a Maryland corporation By: /s/ Eugene W. Landy Eugene W. Landy, Chairman of the Board

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IN WITNESS WHEREOF, Seller and Buyer have respectively executed this Amendment to be effective as of the date first above written.

SELLER: ARCPA PROPERTIES LLC, a Delaware limited liability company By: /s/ Orrin Shifrin Orrin Shifrin, Secretary
BUYER: UMH PROPERTIES, INC., a Maryland corporation By: Samuel A. Landy, President

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APPENDIX 1

FORM OF REPURCHASE OBLIGATION AGREEMENT

This Repurchase Obligation Agreement (this “ROA”), dated December __, 2010 (the “Effective Date”), is by and between ARCPA PROPERTIES LLC, a Delaware limited liability company (“ARCPA”), ARC Dealership LLC, a Delaware limited liability company ("Dealership"), Enspire Finance, LLC, a Delaware limited liability company ("Enspire"), UMH PROPERTIES, INC., a Maryland corporation (“UMH”), and joined by 21st Mortgage Corporation, a Delaware corporation ("21st), as to its acknowledgement of this ROA.

RECITALS

A.

ARCPA and UMH have entered into that certain Purchase and Sale Agreement dated effective as of October 31, 2010 (the “Purchase Agreement”) pursuant to which ARCPA is selling to UMH, and UMH is purchasing from ARCPA all of ARCPA’s right, title and interest in and to the Property, as defined in the Purchase Agreement (the “Property”), which Property is comprised of those certain parcels referenced in Exhibit A attached hereto and incorporated herein by this reference, for and in consideration and on the terms set forth in the Purchase Agreement.

B.

Pursuant to the Purchase Agreement, UMH and ARCPA have acknowledged and agreed that the "Recourse Notes" (as defined in the Purchase Agreement) shall be transferred to UMH as part of the purchase and sale transaction unless ARCPA causes Dealership and/or Enspire (collectively referred to herein as "ARC") to assign to UMH and UMH assumes certain obligations of ARC with respect to such Recourse Notes that are secured by liens on the manufactured homes (each a "Home") located at the Property (the "Repurchase Obligation").

C.

UMH hereby elects to assume the Repurchase Obligation of ARC with respect to the Recourse Notes specifically referenced on Exhibit B attached hereto (the "PA 5 Notes)". Accordingly, ARCPA will not cause ARC to transfer the PA 5 Notes to UMH at the closing of the Purchase Agreement and the PA 5 Notes will continue to be owned by 21st.

D.

The execution of this ROA in a form acceptable to ARCPA and UMH is a condition precedent to the satisfaction of the 21st Assumption Conditions (as defined in the Purchase Agreement).

AGREEMENT

NOW, THEREFORE, this ROA is made in consideration of the respective representations, warranties, covenants and agreements contained in the Purchase Agreement and each of the parties to this ROA agrees as follows:

1.1

Assignment of Repurchase Obligation.  For the consideration as provided in the Purchase Agreement, ARC hereby transfers, conveys and assigns to UMH, and UMH hereby assumes and accepts from ARC, all of ARC’s right, title, interest and obligation in and to the Repurchase Obligation in connection with the PA 5 Notes.

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1.2

 Repurchase Obligation.  In connection with UMH's assumption of the Repurchase Obligation under this ROA, UMH agrees to the following:

(a)

Reserves.  UMH agrees, as of the Closing Date (as defined in the Purchase Agreement), to fund to a reserve with 21st an amount equal to 20% of the then unpaid aggregate principal balance of the PA 5 Notes to secure the Repurchase Obligation set forth herein.  Thereafter, on a quarterly basis (as of the end of each calendar quarter period), UMH and 21st shall perform a true-up of the then unpaid aggregate principal balance of the PA 5 Notes and 21st shall refund the applicable amount, if any, necessary to maintain 20% reserve ratio set forth above.

(b)

Repurchase Obligation- Notes.  The PA 5 Notes as listed in Exhibit B are comprised of the "MHDA-PA 5 Notes" and the "LPA-PA 5 Notes" and the following shall apply to each, respectively:

(i) MHDA-PA 5 Notes.  If 21st provides written notice within one hundred eighty (180) days of 21st's purchase of any MHDA-PA 5 Note that such note has defaulted before two monthly payments were paid thereunder, UMH will repurchase such defaulted MHDA-PA 5 Note at 21st's Payoff. For purposes of this paragraph 1.2(b)(i), "21st's Payoff" shall mean the customer's original outstanding principal balance: (1) minus, the cumulative principal portion of each payment received from customer prior to such payoff date to reduce such principal balance, (2) minus, any other principal balance that has been written off or otherwise reduced prior to such payoff date, (3) plus, accrued interest, but not to exceed 120 days of accrued interest, unless there has been filed a bankruptcy petition by or against the customer, or customer and 21st, or customer, 21st, Dealership and/or UMH have been involved in a lawsuit that delays 21st’s ability to cause the defaulted MHDA-PA 5 Note to be repurchased, (4) plus, any amounts paid by 21st and owed (but not paid) by customer for insurances and/or taxes as of such payoff date, (5) minus, any amounts remaining in any insurance and/or tax escrow account of 21st as of such payoff date, and (vi) plus, any reasonable legal fees, late fees, and/or such other fees permissible under the terms of the defaulted MHDA-PA 5 Note.

(ii) LPA-PA 5 Notes:  If any LPA-PA 5 Note defaults prior to January 23, 2011, then, within 30 days following receipt of notice of such default, UMH will repurchase such defaulted LPA-PA 5 Note at the "Pre-January 23, 2011 Repurchase Price" set forth for such LPA-PA 5 Note on Exhibit B attached hereto.

(c)

Repurchase Obligation- Home.

(i)  Notice.  In the event of a default under a PA 5 Note other than as specified in Section 1.2(b) above, 21st will notify UMH of such repurchase default event, including sufficient information to identify the Home to be repurchased by UMH, the present location of the Home and the outstanding balance of the Note (the “Repurchase Default Notice”).

(ii)  Repurchase Following Repossession.  Upon confirmation that a Home securing any such defaulted PA 5 Note has been repossessed, 21st will provide written notice to

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 UMH of the Repossession (the "Repossession Notice") and demand the purchase price amount, calculated by multiplying the applicable buyback percentage for such Home (as set forth in Exhibit B) by the applicable 21st Payoff Amount for the Home (the "Defaulted Loan Repurchase Price").  UMH will deliver the Defaulted Loan Repurchase Price to 21st within 14 days of 21st's delivery of the Repossession Notice.  Upon payment in full of the Defaulted Loan Repurchase Price, clear title of the Home will pass to UMH.

For purposes hereof, (i) "Repossession" shall mean a judicial or voluntary, non-judicial possession or exercise of any other remedy in which possession of a Home securing or related to a PA 5 Note is transferred from Obligor under the Note to 21st and (ii) "21st Payoff Amount" shall mean the original outstanding principal balance of the PA 5 Note secured by such Home: (1) minus, the cumulative principal portion of each payment received prior to such payoff date to reduce such principal balance, (2) minus, any other principal balance that has been written off or otherwise reduced prior to such payoff date, (3) plus, accrued interest, but not to exceed 120 days of accrued interest, unless (A) there has been filed a bankruptcy petition by or against any of the respective Obligor(s) under such PA 5 Note or (B) the Obligor, 21st and UMH have been involved in a lawsuit or other proceedings that delays 21st's ability to cause UMH to repurchase a Home, in which case there shall be no cap on accrued interest, (4) plus, any amounts paid by 21st and owed (but not paid) by the respective Obligor(s) for insurances and/or taxes as of such payoff date, (5) minus, any amounts remaining in any insurance and/or tax escrow account of 21st as of such payoff date, and (6) plus, any reasonable legal fees, late fees, and/or such other fees permissible under the terms of the PA 5 Note.  For purposes hereof, "Obligor" shall mean the person or persons obligated to repay the PA 5 Note.

(iii)  Sale Without Recourse.  In the event of a repurchase contemplated in this Section 1.2(c), UMH shall take all reasonable actions requested by 21st for an orderly sale of the respective Home to UMH and any such sale and transfer by 21st in connection with such a repurchase shall be without recourse to, or representation or warranty from, 21st.

1.3

Dissociation.

As of the Effective Date, neither ARCPA nor ARC, nor any of their affiliates, shall have any obligation to UMH with respect to the PA 5 Notes or to any party with respect to the Repurchase Obligations set forth in Section 1.2 above.

1.4

Future Cooperation.  ARCPA and UMH mutually agree to cooperate at all times from and after the Effective Date with respect to any of the matters described herein, and to execute such further documents as may be reasonably requested for the purpose of giving effect to, evidencing or giving notice of, the transactions evidence by this ROA.

1.5

Successors and Assigns.  This ROA shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and permitted assigns.

1.6

Modification and Waiver.  No supplement, modification, waiver or termination of this ROA or any provisions hereof shall be binding unless executed in writing by all parties hereto, including 21st.  No waiver of any of the provisions of this ROA shall constitute a waiver of any other provision (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

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1.7

Counterparts.  Any number of counterparts of this ROA may be executed.  Each counterpart will be deemed to be an original instrument and all counterparts taken together will constitute one agreement.

1.8

Governing Law.  This ROA shall be governed by the laws of the State of Delaware, without giving effect to the principles of conflict of laws of that state.

1.9

Notices.  Any notice, demand or communication, including communication from third parties, which either party desires or is required to give to the other party in connection with this Agreement must be in writing and must be either (i) delivered personally or (ii) overnight mail or overnight courier, addressed to the parties, as follows, or to such other address as either party hereafter specifies in accordance with this Section 1.9:

If to 21 st:	21 st Mortgage Corporation 620 Market St., Suite 100 Knoxville, TN 37902 Fax: 865-292-2100 Attention: President

If to UMH:	UMH Properties, Inc. Juniper Business Plaza 3499 Route 9 North, Suite 3C Freehold, NJ 07728 Attention: Allison Nagelberg

If to ARCPA/ Dealership/Enspire:	c/o American residential Communities 4643 South Ulster Street, Suite 400 Denver, CO 80237 Attn: General Counsel Attn: treasurer

1.10

Certain Interpretive Matters.  All pronouns used herein shall include the neuter, masculine or feminine.  The headings contained in this ROA are provided for convenience only and will not affect its construction or interpretation.  In the event of a conflict between the terms and conditions of this ROA and the terms and conditions of the Purchase Agreement, the terms and conditions of this ROA shall govern.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Repurchase Obligation Agreement as of the Effective Date.

UMH:

UMH PROPERTIES, INC., a Maryland corporation

By:

Name:

Title:

ARCPA:

ARCPA PROPERTIES LLC, a Delaware limited liability

By:

Name:

Title:

DEALERSHIP:

ARC DEALERSHIP LLC, a Delaware limited liability company

By: ARC Management Services, LLC, its Manager

By:

Name:

Title:

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ENSPIRE:

ENSPIRE FINANCE, LLC

By: ARC Management Services LLC, its Manager

By:

Name:

Title:

ACKNOWLEDGED AND AGREED:

21st Mortgage Corporation, a Delaware corporation

By:

Name:

Title:

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EXHIBIT A

PROPERTY

The following communities located in the State or Commonwealth of Pennsylvania:

Brookside Village

Pleasant View Estates

Maple Manor

Moosic Heights

Oakwood Lake

[Each Community as legally described in the Purchase Agreement]

A-1

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EXHIBIT B

PA 5 NOTES

American Residential Communities

Community	Lot Number	Account Number	Borrower	Interest Rate	Original Balance	Down Payment %	Actual P & I	Make	Year	Size	Original Term	Remain. Term	Current Balance	Serial Number	Pre-January 13, 2011 Repurchase Price	Buyback %	Funding Date
LPA-PA & Notes																	
Brookside	48	347915	Oatam, James L	10.99	$34,107.50	30.98%	$307.35	Redman	2006	14 x 66	144		$28,349.43	12200000H047184A	$18,437.18	80%	9/24/2010
Brookside	38	248350	Matthews, William C	9.99	$31,865.50	42.12%	$300.43	Redman	2009	28 x 60	144		$28,815.15	12200000H048108AB	$24,860.24	80%	9/24/2010
Brookside	106	248680	Foster, Lane M	0	$41,783.50	6.36%	$235.44	Fleetwood	2006	32 x 44	179		$35,182.54	PAFL353AB58756BH13	$31,064.03	100%	9/24/2010
Brookside	180	248686	Bowman, Michael D	0	$35,286.50	4.50%	$212.02	Fleetwood	2006	16 x 66	135		$27,986.00	VAFL519A61955HP15	$24,025.98	80%	9/24/2010
Brookside	195	250047	Anderson, Michael E	0	$38,751.50	10.70%	$345.38	Fleetwood	2006	28 x 48	138		$35,561.15	PAFL522AB53096HP13	$30,952.05	35%	9/24/2010
Brookside	163	250237	Kirk, Brian J	9	$28,795.50	4.91%	$216.51	Fleetwood	2006	14 x 66	131		$28,191.99	PAFL552A53702HP13	$32,843.40	100%	9/24/2010
Brookside	105	250236	Shaw, Benona Ann	5.8	$38,736.50	19.78%	$239.45	Fleetwood	2006	16 x 66	180		$28,240.49	VAFL519A61934HP15	$24,361.64	90%	9/24/2010
Brookside	101	250836	Easley, Karen L	5.9	$34,427.00	7.98%	$302.30	Fleetwood	2006	14 x 66	180		$28,992.57	VAFL519A61931HP15	$30,072.98	100%	9/24/2010
Brookside	93	250960	Messenger Sr. Arthur	8.9	$6,625.50	18.01%	$107.02	Skyline	1999	14 x 66	45		$8,083.25	4911-1338-L	$5,095.87	90%	9/24/2010
Brookside	116	351015	Fry, James L	5.8	$44,313.50	4.92%	$368.34	Skyline	2006	28 x 56	180		$48,374.28	7C11101584AB	$37,423.23	100%	9/24/2010
Brookside	154	351031	Brayfoy, Carl R	5.7	$28,310.50	5.00%	$234.34	Fleetwood	2005	14 x 66	180		$27,794.15	PAFL422A57844HP13	$23,871.70	100%	9/24/2010
Brookside	174	251715	Kennedy, Robert C	9	$30,813.50	4.90%	$221.09	Redman	2000	24 x 44	130		$30,315.90	12331971AB	$26,025.56	70%	9/24/2010
Maple Manor	133	248252	Howells, Melanie L	0	$31,353.50	5.0%	$175.09	Fleetwood	2006	14 x 56	157		$18,645.16	PAFL555A53335HP15	$14,623.90	70%	9/24/2010
Maple Manor	77	248538	Raper, Carrie L	0	$24,316.50	10.8%	$206.09	Fleetwood	2006	14 x 66	151		$19,377.23	VAFL519A61822HP15	$16,897.07	90%	9/24/2010
Maple Manor	179	249404	Burton, David	9	$21,660.50	4.9%	$201.45	Fleetwood	2006	14 x 56	107		$18,016.78	PAFL522A55524HP15	$15,467.35	70%	9/24/2010
Maple Manor	285	249492	Turner, James C	0	$41,114.50	4.9%	$328.18	Fleetwood	2005	28 x 56	126		$36,348.92	PAFL555AB53790BH15	$30,254.33	100%	9/24/2010
Maple Manor	161	249650	Benson III, Stephen J	0	$25,320.50	9.7%	$328.46	Skyline	1996	28 x 52	71		$19,649.98	2H110283JAB	$16,256.41	100%	9/24/2010
Maple Manor	279	249826	Carson, Megan	5.99	$15,862.50	15.9%	$219.63	Skyline	1995	14 x 66	76		$12,638.35	4E11H6081K	$10,891.35	90%	9/24/2010
Maple Manor	123	350131	Kizer, Brandon L	0	$24,568.50	4.9%	$248.17	Skyline	1999	28 x 48	98		$23,866.80	8911167995AB	$19,174.37	70%	9/24/2010
Maple Manor	156	350188	Silva, Hilda A	0	$28,333.50	9.4%	$233.79	Skyline	1999	28 x 52	120		$27,581.43	9911115284BL	$28,678.63	80%	9/24/2010
Maple Manor	94	350455	Connelly, Vincent C	0	$32,464.50	4.9%	$290.39	Fleetwood	2006	14 x 56	183		$30,861.78	VAFL519A61845HP15	$17,909.84	90%	9/24/2010
Maple Manor	116	350487	Schrader, Robin E	5.99	$21,904.50	10.0%	$228.79	Fleetwood	2005	14 x 66	151		$20,961.59	PAFL422A53034HP15	$18,015.42	80%	9/24/2010
Maple Manor	118	350508	Kiser Jr., Bruce S	5.2	$16,094.50	9.6%	$178.51	Skyline	1995	14 x 70	62		$8,856.45	35110219F	$7,835.75	100%	9/24/2010
Maple Manor	133	350709	Cornell Jr., David F	5.7	$22,443.50	4.9%	$197.67	Fleetwood	2000	14 x 56	104		$22,029.35	PAFL322A59130HP13	$19,001.94	90%	9/24/2010
Maple Manor	301	351530	Parker, Matthew W	5.99	$22,671.50	10.1%	$248.57	Fleetwood	2005	14 x 76	120		$22,773.96	PAFL422A52879HP15	$19,130.50	80%	9/24/2010
Maple Manor	220	351396	Mellgrenich, Edward J	5.1	$14,344.03	19.8%	$237.34	Fleetwood	2006	14 x 66	79		$15,634.00	PAFL422A59037HP15	$11,908.55	80%	9/24/2010
Maple Manor	250	351604	Boylan, Donald K	5.6	$36,790.50	5.0%	$228.06	Fleetwood	2003	14 x 66	100		$36,503.95	PAFL322A53415HP13	$33,086.54	100%	9/24/2010
Maple Manor	207	351701	Rodriguez, Brenda	5.99	$35,115.50	4.9%	$380.91	Skyline	1998	28 x 53	100		$34,505.56	5M1166861AB	$30,946.83	80%	9/24/2010
Maple Manor	349	351756	Forrest, David E	5	$14,961.50	19.6%	$324.94	Fleetwood	2005	14 x 66	51		$14,109.87	PAFL322A59414HP13	$13,280.28	70%	9/24/2010
Maple Manor	330	351755	Ross, Joseph R	9	$12,999.50	4.9%	$231.49	Fleetwood	1989	14 x 70	54		$13,019.01	VAFL19SA21707SP	$10,318.35	90%	9/24/2010
Mosaic Heights	200	248184	Gates, Hinton	0	$17,327.50	15.9%	$170.33	Fleetwood	2006	14 x 56	98		$12,516.38	PAFL522A58536HP15	$10,748.16	80%	9/24/2010
Mosaic Heights	509	248356	Nemetz Jr., John J	0	$24,656.50	5.7%	$300.36	Fleetwood	2005	14 x 66	123		$19,827.89	PAFL422A58622HP13	$16,305.62	70%	9/24/2010
Mosaic Heights	619	248284	Mercado Cardella, Carlos	0	$32,306.50	10.3%	$284.40	Fleetwood	2005	14 x 66	183		$17,774.00	PAFL522A58496HP15	$19,558.98	90%	9/24/2010
Mosaic Heights	360	248781	Reid, Jennifer M	0	$35,480.50	5.0%	$223.31	Fleetwood	2005	14 x 66	183		$36,092.35	PAFL422A58623HP13	$17,445.63	100%	9/24/2010
Mosaic Heights	515	248945	Faso, Edward A	0	$45,943.50	4.9%	$340.35	Skyline	2000	28 x 52	155		$41,519.34	2M11097224AB	$39,646.13	80%	9/24/2010
Mosaic Heights	505	249097	Cheikh, Alex M	0	$26,308.50	4.9%	$217.49	Fleetwood	2005	14 x 66	187		$22,707.50	PAFL422A58031HP13	$19,563.07	100%	9/24/2010
Mosaic Heights	605	350106	Maineiro, Nunzi A	0	$26,316.50	9.8%	$221.60	Fleetwood	2005	14 x 66	188		$22,664.50	PAFL522A58626HP15	$18,945.37	90%	9/24/2010
Mosaic Heights	118	350276	Gonzalez, David	0	$36,355.50	4.9%	$235.89	Fleetwood	2006	16 x 76	186		$24,170.49	PAFL322A58583HP13	$20,710.17	100%	9/24/2010
Mosaic Heights	414	250155	Vasconi, Marian E	5.8	$26,171.50	4.9%	$232.78	Fleetwood	2003	14 x 76	178		$25,388.10	PAFL422A53387HP15	$21,776.36	90%	9/24/2010
Mosaic Heights	415	250417	Cohen, Sam J	5.99	$15,317.50	9.7%	$191.55	Pelican	1985	14 x 56	165		$14,494.71	87460	$12,465.48	100%	9/24/2010
Mosaic Heights	412	350757	Dioffo, Sellenia L	0	$24,831.50	9.8%	$221.74	Fleetwood	2005	14 x 76	110		$22,477.06	PAFL422A58840HP13	$20,135.06	90%	9/24/2010
Mosaic Heights	504	350756	Thomas, Arlene	5.99	$20,361.86	10.1%	$227.24	Fleetwood	2008	14 x 66	119		$19,588.10	VAFL519A61E35HP15	$17,000.48	55%	9/24/2010
Mosaic Heights	310	351303	Hoffa Sr., Charles R	5.7	$22,103.50	4.9%	$177.46	Fleetwood	2006	14 x 56	109		$21,806.42	VAFL519A61846HP15	$18,768.99	90%	9/24/2010
Mosaic Heights	517	251544	Maldonado, Eduardo O	5.99	$24,518.88	14.3%	$241.36	Fleetwood	2006	14 x 66	143		$24,152.46	VAFL519A61827HP15	$20,838.37	90%	9/24/2010
Oakwood Lake	41	249157	Sheldon, Jeremy	0	$26,205.50	5.4%	$226.92	Redman	2000	28 x 44	102		$30,309.98	12236360AB	$27,531.88	80%	9/24/2010
Oakwood Lake	38	249744	Keller, Helen J	9.99	$40,092.92	15.2%	$551.75	Redman	2010	28 x 48	156		$48,100.07	12250000H04870AB	$40,138.54	35%	9/24/2010
Oakwood Lake	68	250071	Purdy, Michael S	0	$26,410.50	5.0%	$296.51	Fleetwood	2005	14 x 76	83		$31,841.91	PAFL422A12881HP13	$27,060.88	100%	9/24/2010
Oakwood Lake	45	250415	Miller, MaryJo C	5.99	$26,345.59	10.0%	$297.15	Fleetwood	2006	16 x 66	107		$32,984.15	VAFL519A61940HP15	$19,807.39	90%	9/24/2010
Oakwood Lake	36	350902	Kornbaski, Brian L	5.99	$15,104.50	4.8%	$233.61	SKYLINE	2000	14 x 66	83		$14,487.55	6A1165596M	$15,470.28	90%	9/24/2010
Oakwood Lake	71	350096	Shoemaker, Claudia S	0	$16,408.56	27.9%	$255.58	Fleetwood	2005	14 x 76	78		$16,183.10	PAFL422A52880HP13	$13,360.43	80%	9/24/2010
Oakwood Lake	48	350499	Schmidt, Brian Robert	5.7	$28,217.50	4.9%	$300.70	Skyline	2007	28 x 48	106		$38,859.51	4911028S	$32,795.88	90%	9/24/2010
Pleasant View	52	249987	Abramson, Jimmy	10.99	$17,335.50	19.9%	$237.33	Fleetwood	2005	14 x 66	138		$14,099.67	PAFL422A51488HP13	$12,364.25	55%	9/24/2010
Pleasant View	101	249201	Jones, Brenda L	0	$33,754.50	4.3%	$233.41	Fleetwood	2006	16 x 66	151		$29,266.20	VAFL519A61937HP15	$25,125.12	100%	9/24/2010
Pleasant View	36	249220	Kobersti, Connie	0	$46,295.50	3.7%	$254.22	Fleetwood	2006	28 x 55	182		$40,981.50	PAFL522AB53690HP13	$35,159.49	80%	9/24/2010
Pleasant View	70	350144	Kerch, Vanessa R	0	$11,368.50	4.8%	$183.63	Homes	1985	14 x 64	65		$9,183.06	TN0PA1690	$7,980.75	80%	9/24/2010
Pleasant View	96	350628	Sherwood, Robert W	0	$45,718.50	9.9%	$268.64	Fleetwood	2006	28 x 52	179		$40,630.02	PAFL522AB53700HP13	$35,050.01	90%	9/24/2010
Pleasant View	99	350901	Lambeck, Chris A	5.8	$34,227.86	10.1%	$285.15	Fleetwood	2006	28 x 52	180		$35,623.46	PAFL522AB53701HP13	$28,972.76	85%	9/24/2010
Pleasant View	38	350132	Brench, Kimberly A	0	$40,380.50	14.8%	$369.28	Champion	2006	28 x 55	156		$39,581.50	09C6696120664AB	$33,980.72	99%	9/24/2010
MHSDA-PA & Notes																	
Brookside	93	553398	MADSEN	5.00	$31,669.75	5.00%	$245.41	Fleetwood	2006	16 x 80	216	219	$31,997.75	VAFL519A61930HP15	N/A	80%	10/21/2010
Maple Manor	80	244439	RODRIGUEZ JIMENEZ	5.99	$12,648.23	7.00%	$174.94	Skyline	1990	14 x 70	90	88	$12,103.37	5011196882	N/A	100%	4/16/2010
Maple Manor	853	240366	GIBBS	5.99	$32,398.34	5.00%	$318.65	Fleetwood	2006	14 x 56	145	139	$31,696.04	PAFL522A53535HP13	N/A	100%	9/7/2010
Maple Manor	801	246401	CHAPPELL	5.99	$24,866.15	10.00%	$250.42	Fleetwood	2006	14 x 66	157	135	$24,680.16	VAFL519A61830HP13	N/A	90%	9/8/2010
Maple Manor	275	247935	ACOSTA RIVERA	2.89	$29,356.89	5.00%	$352.33	Fleetwood	2005	14 x 66	109	108	$39,156.89	PAFL555A53495HP15	N/A	80%	10/1/2010
Maple Manor	285	550352	MITCHELL	5.99	$34,888.35	5.00%	$229.16	Redman	2005	14 x 66	155	154	$34,597.44	11284102S	N/A	100%	10/5/2010
Maple Manor	355	535572	SILVA	5.99	$18,440.64	80.28%	$236.83	Fleetwood	2005	14 x 66	99	99	$18,440.64	PAFL533A53408HP15	N/A	55%	11/5/2010
Mosaic Heights	715	248612	LOPEZ JUSTINIANO	5.99	$18,648.54	80.38%	$238.48	Fleetwood	2006	14 x 66	101	99	$18,580.52	VAFL519A61851HP15	N/A	90%	9/15/2010
Pleasant View	650	550460	BROWN	5.99	$26,899.22	80.20%	$281.38	Fleetwood	2006	28 x 48	130	128	$26,751.76	PAFL533A/B53407HP85	N/A	70%	10/15/2010

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APPENDIX 2

EXISTING REPORTS

1.

Phase I Environmental Site Assessment of Brookside Village -5241 prepared by EMG as Project #83505.07R-124.135 and dated June 28, 2007

2.

Phase I Environmental Site Assessment of Pleasant View Estates -5242 prepared by EMG as Project #83505.07R-123.135 and dated June 28, 2007

3.

Phase I Environmental Site Assessment of Maple Manor -5255 prepared by EMG as Project #83505.07R-136.135 and dated June 28, 2007

4.

Phase I Environmental Site Assessment of Moosic Heights -5257 prepared by EMG as Project #83505.07R-138.135 and dated June 28, 2007

5.

Phase I Environmental Site Assessment of Oakwood Lake Village -5259 prepared by EMG as Project #83505.07R-140.135 and dated June 28, 2007

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